FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2006

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The disclosures under Item 8.01 – Other Matters below are incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under Item 8.01 – Other Matters below are incorporated by reference herein.

Item 8.01. Other Matters.

As discussed below, on March 16, 2006, United States Cellular Corporation (“U.S. Cellular”) filed a Form 12b-25 with the Securities and Exchange Commission (“SEC”) relating to the late filing of its Form 10-K for the year ended December 31, 2005.  The information disclosed in such Form 12b-25 is incorporated by reference herein.  U.S. Cellular also issued a press release on March 16, 2006 which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As previously disclosed, U.S. Cellular is restating its financial results for each of the three years in the period ended December 31, 2004, including quarterly information for 2004 and 2003 and certain selected financial data for 2001 and 2000.  As a result, U.S. Cellular has delayed the filing of its Form 10-Q for the quarter ended September 30, 2005.

It is necessary for U.S. Cellular to complete and file the restatements and its Form 10-Q for the quarter ended September 30, 2005 before it can complete and file its Form 10-K for the year ended December 31, 2005.  Such Form 10-K is due on March 16, 2006, but such deadline can be effectively extended to March 31, 2006 by filing Form 12b-25 with the SEC on or prior to March 17, 2006.  Although a Form 12b-25 is being filed by U.S. Cellular on or prior to March 17, 2006, U.S. Cellular does not expect that the Form 10-K for the year ended December 31, 2005 will be completed by the extended due date of March 31, 2006.  Accordingly, U.S. Cellular expects that its Form 10-K for the year ended December 31, 2005 will not be filed on a timely basis.  U.S. Cellular expects to file the Form 10-K as soon as possible following the extended due date of March 31, 2006.

It is necessary for U.S. Cellular to complete and file the restatements, its Form 10-Q for the quarter ended September 30, 2005 and its Form 10-K for the year ended December 31, 2005 before it can complete and file its Form 10-Q for the quarter ending March 31, 2006.  Such Form 10-Q is due on May 10, 2006, but such deadline can be effectively extended to May 15, 2006 by filing Form 12b-25 with the SEC on or prior to May 11, 2006.  However, although U.S. Cellular intends to file Form 12b-25 with the SEC on or prior to May 11, 2006, U.S. Cellular does not expect that the Form 10-Q for the quarter ending March 31, 2006 will be completed by the extended due date of May 15, 2006.  Accordingly, U.S. Cellular expects that its Form 10-Q for the quarter ending March 31, 2006 will not be filed on a timely basis.  U.S. Cellular expects to file the Form 10-Q as soon as possible following the extended due date of May 15, 2006.

The restatements and the late filing of the Form 10-Q for the quarter ended September 30, 2005 resulted in defaults under the revolving credit agreement between U.S. Cellular and certain lenders and under certain forward contracts between a subsidiary of U.S. Cellular and a counterparty.  In addition, the late filing of the Form 10-K for the year ended December 31, 2005 and the late filing of the Form 10-Q for the quarter ending March 31, 2006 will result in defaults under such revolving credit agreement and forward contracts.  U.S. Cellular has not failed to make and does not expect to fail to make any scheduled payment of principal or interest under such revolving credit agreements or forward contracts.  U.S. Cellular has received waivers relating to the restatements and late filing of the Forms 10-Q for the quarter ended September 30, 2005 that are effective through March 31, 2006. U.S. Cellular is requesting additional waivers from the lenders and the counterparty under such agreements pursuant to which such defaults would be waived, provided that U.S. Cellular files its restatements and Form 10-Q for

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the quarter ended September 30, 2005 by April 30, 2006, files its Form 10-K for the year ended December 31, 2005 by May 31, 2006 and files its Form 10-Q for the quarter ending March 31, 2006 by June 30, 2006.  U.S. Cellular believes, but cannot provide assurances, that the lenders and the counterparty will agree to such waivers.

In addition, the late filings of the Form 10-Q for the quarter ended September 30, 2005 and the Form 10-K for the year ended December 31, 2005 result in non-compliance under certain debt indentures. However, this non-compliance will not result in events of default unless and until written notice thereof is delivered to U.S. Cellular by the trustee or sufficient holders of debt and, in any event, such events of default would be cured if U.S. Cellular files any Forms 10-Q or Form 10-K that have not been timely filed within 90 days of any such notice.  As a result, U.S. Cellular believes that it will be able to make all filings in sufficient time to avoid any event of default maturing into a default under any indenture.  U.S. Cellular has not failed to make and does not expect to fail to make any scheduled payment of principal or interest under such indentures.

As previously disclosed, U.S. Cellular received a notice from the staff of the American Stock Exchange (“AMEX”) indicating that U.S. Cellular was not in compliance with AMEX listing standards, due to the failure to file its quarterly report on Form 10-Q for the quarter ended September 30, 2005 on a timely basis. The failure by U.S. Cellular to file its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarter ending March 31, 2006 on a timely basis will also result in non-compliance with the AMEX listing standards and U.S. Cellular expects to receive separate notices of non-compliance with respect to such late filings.  However, as previously disclosed, the AMEX granted U.S. Cellular an extension until June 30, 2006 to regain compliance with AMEX listing standards.  U.S. Cellular will regain compliance with the AMEX listing standards when it has filed with the SEC its Form 10-Q for the quarter ended September 30, 2005, its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarter ending March 31, 2006.

Also as previously disclosed, U.S. Cellular received a notice from the staff of the New York Stock Exchange (“NYSE”) indicating that U.S. Cellular was not in compliance with listing standards relating to its debt listed on the NYSE, due to the failure to file its quarterly report on Form 10-Q for the quarter ended September 30, 2005 on a timely basis. The failure by U.S. Cellular to file its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarter ending March 31, 2006 on a timely basis will also result in non-compliance with the NYSE listing standards and U.S. Cellular expects to receive separate notices of non-compliance with respect to such late filings.  U.S. Cellular will regain compliance with the NYSE listing standards when it has filed with the SEC its Form 10-Q for the quarter ended September 30, 2005, its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarter ending March 31, 2006.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date: March 16, 2006

By:	/s/ Kenneth R. Meyers
Kenneth R. Meyers
Executive Vice President – Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description

99.1	Press Release dated March 16, 2006.

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement